EXHIBIT 23.1
                                                                    ------------


                             CONSENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Registration Statement of Simtek Corporation on Form S-8 of our report, dated March 27, 2007, appearing in the Annual Report on Form 10-K of Simtek Corporation for the year ended
December 31, 2006. We also consent to the reference of our firm in the Registration Statement.



/s/ HEIN & ASSOCIATES LLP

HEIN & ASSOCIATES LLP

Denver, Colorado
April 4, 2007